                                  EXHIBIT 99.4

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION


         The Unaudited Pro Forma Condensed Combined Financial Statements and related footnotes account for the merger using the pooling of interest method of accounting. Under this method of accounting, the recorded assets, liabilities, shareholders' equity, income and expenses of Signal Corp and First Shenango are combined and recorded at their historical cost-based amounts, except as noted below and in the footnotes. The following Unaudited Pro Forma Condensed Combined Statements of Financial Condition as of March 31, 1998 combines the historical consolidated statement of financial condition of Signal Corp and subsidiaries and First Shenango and subsidiaries as if the Merger had been effective on March 31, 1998, after giving effect to certain pro forma adjustments described in the accompanying notes. The following Unaudited Pro Forma Condensed Combined Statements of Income present the combined historical results of operations of Signal Corp and subsidiaries and First Shenango and subsidiaries as if the Merger had been effective January 1, 1995. Both Signal Corp's and First Shenango's fiscal years end December 31. Pro forma per share amounts are based on the Exchange Ratio of 1.42875 shares of Signal Corp common stock for each share of First Shenango Common Stock.

         The Unaudited Pro Forma Condensed Combined Financial Statements are intended for informational purposes and are not necessarily indicative of the future consolidated financial position or future results of operations if the combined entity or the consolidated financial position or results of operations of the combined entity that would have been achieved had the Merger been consummated as of the date of the beginning of the periods presented. The Unaudited Pro Forma Condensed Combined Statements of Financial Condition reflects adjustments to conform accounting policies and estimated costs to effect the Merger and combine operations. Estimated amounts and ranges of amounts of these costs are shown in the Notes to Unaudited Pro Forma Condensed Combined Financial Statements. The Unaudited Pro Forma Condensed Combined Statements of Income do not reflect the costs to effect the Merger and combine operations, or any expected cost savings as a result of the Merger. These Unaudited Pro Forma Condensed Combined Financial Statements should be read in conjunction with, and are qualified in their entirety by, the separate historical consolidated financial statements and notes thereto of Signal Corp and First Shenango.




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
    PRO FORMA CONDENSED COMBINED STATEMENT OF FINANCIAL CONDITION (UNAUDITED)
                              AS OF MARCH 31, 1998


                                                           Signal Corp   First Shenango Bancorp   Pro Forma         Pro Forma
                                                           as Reported         as Reported        Adjustments       Combined
                                                           -----------   ----------------------   -----------       ---------
                                                                         (Dollars in Thousands)
ASSETS:
       Cash and due from banks                                $28,046             $1,226            $1,047 (4)       $30,319
       Securities available for sale                          295,147            116,074                --           411,221
       Securities held to maturity                             65,711                 --                --            65,711
       Other short term investments                            38,798             23,718                --            62,516
       Loans held for sale                                     97,628              3,708                --           101,336
       Loans and leases receivables                           910,167            252,769                --         1,162,936
       Allowance for credit losses                             (4,562)            (3,249)           (1,800)(1)        (9,611)
                                                           ----------           --------            ------        ----------
       Net loans and leases                                   905,605            249,520            (1,800)        1,153,325
       Other assets                                            88,784              8,900             2,330 (3)       100,014
                                                           ----------           --------            ------        ----------
            Total assets                                   $1,519,719           $403,146            $1,577        $1,924,442
                                                           ==========           ========            ======        ==========

LIABILITIES & SHAREHOLDERS' EQUITY
Liabilities:
       Deposits                                              $998,646           $275,393                --        $1,274,039
       Short term borrowings                                   93,862             20,554                --           114,416
       Long term debt                                         243,569             51,478                --           295,047
       Mandatorily redeemable preferred securities             50,000                 --                --            50,000
       Other liabilities                                       25,580              7,429             4,878 (1)        37,887
                                                           ----------           --------            ------        ----------
       Total liabilities                                    1,411,657            354,854             4,878         1,771,389

Shareholders' Equity
       Preferred stock                                          9,917                 --                --             9,917
       Common stock                                             8,440                234             2,233 (7)        10,907
       Additional paid-in capital                              43,313             22,221               776            66,310
       Retained earnings                                       48,387             31,285            (6,310)(2)        73,362
       Treasury stock, at cost                                 (1,555)            (6,233)               -- (7)        (7,788)
       Stock acquired by MSBP's and ESOP                           --               (523)               -- (7)          (523)
       Securities equity valuation account                       (440)             1,308                --               868
                                                           ----------           --------            ------        ----------
            Total Shareholders' Equity                        108,062             48,292            (3,301)          153,053
                                                           ----------           --------            ------        ----------
            Total Liabilities and Shareholders' Equity     $1,519,719           $403,146            $1,577        $1,924,442
                                                           ==========           ========            ======        ==========



See notes to Unaudited Pro Forma Condensed Combined Financial Statements.

          PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME (UNAUDITED)
                   FOR THE THREE MONTHS ENDED MARCH 31, 1998


                                                            Signal Corp      First Shenango Bancorp  Pro Forma       Pro Forma
                                                            as Reported(6)       as Reported         Adjustments     Combined(5)
                                                            --------------   ----------------------  -----------     -----------
                                                                                          (Dollars in Thousands)

Interest income                                                   $27,001            $ 6,965            --            $33,966
Interest expense                                                   17,708              3,890            --             21,598
                                                                  -------            -------         -------          -------
NET INTEREST INCOME                                                 9,293              3,075            --             12,368
Provision for credit losses                                           462                155            --                617
                                                                  -------            -------         -------          -------
NET INTEREST INCOME AFTER PROVISIONS FOR CREDIT LOSSES              8,831              2,920            --             11,751
Non-interest income                                                 8,276                191            --              8,467
Non-interest expense                                               10,942              1,723            --             12,665
                                                                  -------            -------         -------          -------
Income before taxes                                                 6,165              1,388            --              7,553
Provision for income taxes                                          2,106                499            --              2,605
                                                                  -------            -------         -------          -------
NET INCOME                                                        $ 4,059            $   889            --            $ 4,948
                                                                  =======            =======         =======          =======

Preferred Stock Dividends                                             174               --              --                174
                                                                  -------            -------         -------          -------
NET INCOME APPLICABLE TO COMMON STOCK                             $ 3,885            $   889            --            $ 4,774
                                                                  =======            =======         =======          =======
NET INCOME PER COMMON SHARE
       Basic                                                      $  0.46            $  0.44            --            $  0.42
                                                                  =======            =======         =======          =======
       Diluted                                                    $  0.42            $  0.43            --            $  0.40
                                                                  =======            =======         =======          =======

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING
       Basic                                                        8,428              2,004            --             11,291
                                                                  =======            =======         =======          =======
       Diluted                                                      9,562              2,067            --             12,514
                                                                  =======            =======         =======          =======


See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.




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
          PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME (UNAUDITED)
                  FOR THE THREE MONTHS ENDED MARCH 31, 1997


                                                            Signal Corp       First Shenango Bancorp    Pro Forma   Pro Forma
                                                            as Reported(6)         as Reported         Adjustments   Combined(5)
                                                            --------------    ----------------------   -----------  ------------
                                                                              (Dollars in Thousands)

Interest income                                                 $18,698                  $7,433                --      $26,131
Interest expense                                                 12,304                   4,245                --       16,549
                                                                -------                  ------             -------    -------
NET INTEREST INCOME                                               6,394                   3,188                --        9,582
Provision for credit losses                                         107                     185                --          292
                                                                -------                  ------             -------    -------
NET INTEREST INCOME AFTER PROVISIONS FOR CREDIT LOSSES            6,287                   3,003                --        9,290
Non-interest income                                               5,823                     204                --        6,027
Non-interest expense                                              6,460                   1,463                --        7,923
                                                                -------                  ------             -------    -------
Income before taxes                                               5,650                   1,744                --        7,394
Provision for income taxes                                        2,085                     607                --        2,692
                                                                -------                  ------             -------    -------
NET INCOME                                                       $3,565                  $1,137                --       $4,702
                                                                =======                  ======             =======    =======

Preferred Stock Dividends                                           407                      --                --          407
                                                                -------                  ------             -------    -------
NET INCOME APPLICABLE TO COMMON STOCK                            $3,158                  $1,137                --       $4,295
                                                                =======                  ======             =======    =======

NET INCOME PER COMMON SHARE
             Basic                                                $0.55                   $0.58                --        $0.50
                                                                =======                  ======             =======    =======
             Diluted                                              $0.41                   $0.56                --        $0.41
                                                                =======                  ======             =======    =======

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING
             Basic                                                5,713                   1,967                --        8,523
                                                                =======                  ======             =======    =======
             Diluted                                              8,667                   2,047                --       11,592
                                                                =======                  ======             =======    =======


See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.








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
          PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME (UNAUDITED)
                      FOR THE YEAR ENDED DECEMBER 31, 1997


                                                            Signal Corp    First Shenango  Pro Forma    Pro Forma
                                                           as Reported(6)   as Reported   Adjustments   Combined(5)
                                                           --------------   -----------   -----------   -----------
                                                                            (Dollars in Thousands)

Interest income                                               $ 90,093        $ 29,560        --        $119,653
Interest expense                                                59,550          16,962        --          76,512
                                                              --------        --------     --------     --------
NET INTEREST INCOME                                             30,543          12,598        --          43,141
Provision for credit losses                                        842             773        --           1,615
                                                              --------        --------     --------     --------
NET INTEREST INCOME AFTER PROVISIONS FOR CREDIT LOSSES          29,701          11,825        --          41,526
Non-interest income                                             29,285             790        --          30,075
Non-interest expense                                            35,643           5,836        --          41,479
                                                              --------        --------     --------     --------
Income before taxes                                             23,343           6,779        --          30,122
Provision for income taxes                                       8,895           2,193        --          11,088
                                                              --------        --------     --------     --------
NET INCOME                                                    $ 14,448        $  4,586        --        $ 19,034
                                                              ========        ========     ========     ========

Preferred Stock Dividends                                        1,584            --          --           1,584
                                                              --------        --------     --------     --------
NET INCOME APPLICABLE TO COMMON STOCK                         $ 12,864        $  4,586        --        $ 17,450
                                                              ========        ========     ========     ========

NET INCOME PER COMMON SHARE
             Basic                                            $   2.07        $   2.31        --        $   1.93
                                                              ========        ========     ========     ========
             Diluted                                          $   1.57        $   2.24        --        $   1.57
                                                              ========        ========     ========     ========

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING
             Basic                                               6,215           1,985        --           9,051
                                                              ========        ========     ========     ========
             Diluted                                             9,223           2,050        --          12,151
                                                              ========        ========     ========     ========


See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

          PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME (UNAUDITED)
                      FOR THE YEAR ENDED DECEMBER 31, 1996


                                                            Signal Corp    First Shenango  Pro Forma    Pro Forma
                                                           as Reported(6)    as Reported   Adjustments   Combined(5)
                                                           --------------    -----------   -----------   -----------
                                                                           (Dollars in Thousands)

Interest income                                               $ 73,559        $ 27,610        --        $101,169
Interest expense                                                48,048          14,959        --          63,007
                                                              --------        --------     --------     --------
NET INTEREST INCOME                                             25,511          12,651        --          38,162
Provision for credit losses                                        360             899        --           1,259
                                                              --------        --------     --------     --------
NET INTEREST INCOME AFTER PROVISIONS FOR CREDIT LOSSES          25,151          11,752        --          36,903
Non-interest income                                             17,929           1,028        --          18,957
Non-interest expense                                            27,346           8,105        --          35,451
                                                              --------        --------     --------     --------
Income before taxes                                             15,734           4,675        --          20,409
Provision for income taxes                                       5,884           1,665        --           7,549
                                                              --------        --------     --------     --------
NET INCOME                                                    $  9,850        $  3,010        --        $ 12,860
                                                              ========        ========     ========     ========

Preferred Stock Dividends                                        1,696            --          --           1,696
                                                              --------        --------     --------     --------
NET INCOME APPLICABLE TO COMMON STOCK                         $  8,154        $  3,010        --        $ 11,164
                                                              ========        ========     ========     ========

NET INOCME PER COMMON SHARE
             Basic                                            $   1.46        $   1.40        --        $   1.29
                                                              ========        ========     ========     ========
             Diluted                                          $   1.14        $   1.34        --        $   1.09
                                                              ========        ========     ========     ========

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING
             Basic                                               5,587           2,158        --           8,670
                                                              ========        ========     ========     ========
             Diluted                                             8,626           2,241        --          11,829
                                                              ========        ========     ========     ========


See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

          PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME (UNAUDITED)
                      FOR THE YEAR ENDED DECEMBER 31, 1995


                                                             Signal Corp   First Shenango   Pro Forma    Pro Forma
                                                            as Reported(6)  as Reported    Adjustments   Combined(5)
                                                            --------------  -----------    -----------   -----------
                                                                            (Dollars in Thousands)

Interest income                                               $ 64,922        $ 23,787        --        $ 88,709
Interest expense                                                41,046          12,719        --          53,765
                                                              --------        --------     --------     --------
NET INTEREST INCOME                                             23,876          11,068        --          34,944
Provision for credit losses                                       --               918        --             918
                                                              --------        --------     --------     --------
NET INTEREST INCOME AFTER PROVISIONS FOR CREDIT LOSSES          23,876          10,150        --          34,026
Non-interest income                                              4,167             966        --           5,133
Non-interest expense                                            13,651           6,130        --          19,781
                                                              --------        --------     --------     --------
Income before taxes                                             14,392           4,986        --          19,378
Provision for income taxes                                       4,946           1,907        --           6,853
                                                              --------        --------     --------     --------
NET INCOME                                                    $  9,446        $  3,079        --        $ 12,525
                                                              ========        ========     ========     ========

Preferred Stock Dividends                                        1,786            --          --           1,786
                                                              --------        --------     --------     --------
NET INCOME APPLICABLE TO COMMON STOCK                         $  7,660        $  3,079        --        $ 10,739
                                                              ========        ========     ========     ========

NET INOCME PER COMMON SHARE
             Basic                                            $   1.48        $   1.41        --        $   1.30
                                                              ========        ========     ========     ========
             Diluted                                          $   1.14        $   1.35        --        $   1.08
                                                              ========        ========     ========     ========

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING
             Basic                                               5,170           2,181        --           8,286
                                                              ========        ========     ========     ========
             Diluted                                             8,312           2,273        --          11,560
                                                              ========        ========     ========     ========


See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

         Pursuant to the Merger Agreement and consistent with generally accepted accounting principles, Signal Corp and First Shenango expect that costs incurred to effect the Merger, which would include transaction costs of the Merger and costs to combine operations, will be deducted in determining net income in the period in which they are incurred. Adjustments to conform the accounting policies of the entities are reflected in these Unaudited Pro Forma Condensed Combined Financial Statements and are discussed in the following notes. The pro forma financial statements do not give effect to any cost savings which may be realized in connection with the consolidation of the respective operations of Signal Corp and First Shenango.

(1) Transaction costs of the Merger (primarily investment banker and other professional fees) and costs to combine operations are expected to be in the $8.6 million to $9.5 million range (the "Expected Range"_). The Unaudited Pro Forma Condensed Combined Statements of Income do not reflect these charges. The Unaudited Pro Forma Condensed Combined Statement of Financial Condition reflects these charges at the mid-point of the Expected Range ($9.1 million). It is anticipated that these charges will be incurred and recognized by Signal Corp and First Shenango and substantially paid by the end of 1998. The following table provides details of the estimated charges by type of cost:


                       Type of Cost                                      Expected Range of Pre-Tax Cost
-------------------------------------------------------------------------------------------------------

Transaction costs                                                               1.8 million
Adjustments to conform accounting policies                                   .50 to .75 million
Additional loan loss allowance                                                  1.8 million
Costs to combine operations:
   Employee Stock Ownership Plan termination costs                              1.6 million
   Duplicative systems and operating costs                                   2.4 to 2.8 million
   Other costs incidental to the Merger                                      .50 to .75 million
Total Merger-related adjustments                                              8.6 to 9.5 million

(2) Represents the expected after-tax effect of the pro forma adjustments, as described in note (1) above, assuming a federal income tax rate of 35%. Transaction costs are not fully deductible for federal income tax purposes.

(3) Represents the expected income tax benefit associated with the pro forma adjustments.

(4) Represents the exercise of options covering 5,000 shares of First Shenango Common Stock at $20.75 per share and the exercise of options covering 94,339 shares of First Shenango Common Stock at $10.00 per share which are expected to occur prior to the closing of the Merger pursuant to written commitments to exercise executed by the optionees.

(5) The pro forma combined per share data has been computed based on the combined historical income and on the combined weighted average common and common equivalent shares outstanding assuming the issuance of
         1.42875 shares of Signal Corp Common Stock for each share of First Shenango Common Stock based on the Exchange Ratio. Shares assumed to be issued in computing the weighted number of common and common equivalent shares outstanding used to compute basic per share earnings for the three months ended March 31, 1998 and 1997 and for the years ended December 31, 1997, 1996 and 1995 were 2,863,000, 2,810,000, 2,836,000,
         3,083,000, and 3,116,000, respectively.

(6) Share and per share data for Signal Corp. has been retroactively restated for a 25% stock dividend approved in April 1998.

(7) The following table reflects the assumed conversion of First Shenango Common Stock into Signal Corp Common Stock pursuant to the Merger if the Merger were to be effective as of March 31, 1998:


                                                           Pre-Merger Shares    Post-Merger Shares
                                                              Outstanding           Outstanding

First Shenango common shares issued                              2,343,098             2,343,098
   Less Treasury stock                                             274,091               174,752
      Cancellation of shares held in First Shenango
      Management Bonus Plan reserves                                    --               (10,367)
                                                           ----------------    ------------------

First Shenango common shares issued and outstanding              2,069,007             2,157,979
                                                           ================
Exchange Ratio                                                                  x        1.42875
                                                                              ------------------
First Shenango post-Merger shares outstanding                                          3,088,212
                                                                              ==================

         Treasury shares will be issued upon the exercise of options covering 99,339 shares of First Shenango Common Stock. All shares of First Shenango Common Stock in First Shenango's ESOP will vest as a result of the change in control of First Shenango.